This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at ThriventFunds.com. You can also get this information at no cost by calling 800.847.4836 or by sending an email request to ContactUs@ThriventFunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 1, 2016, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Thrivent Partner Emerging Markets Equity Fund

TPEIX

Investment Objective

Thrivent Partner Emerging Markets Equity Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.85%
Total Annual Fund Operating Expenses	3.05%
Less Expense Reimbursement[1]	1.73%
Net Annual Fund Operating Expenses	1.32%

[1]

The Adviser has contractually agreed, through at least February 28, 2017, to waive certain fees and/or reimburse certain expenses associated with the Class S shares of the Fund in order to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, if any) to an annual rate of 1.32% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$134	$779	$1,450	$3,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in emerging market equities, including common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stocks. A security is considered to be an “emerging market” security if issued by a company that Fund management has determined meets one or more of the following criteria:

•	is organized under the laws of, and has its principal office in, an emerging market country;
•	has its principal securities trading market in an emerging market country;
•

alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; and/or

•	issues securities denominated in the currency of an emerging market country.

An “emerging market” country is any country determined by the Adviser or subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund’s investments are ordinarily diversified among regions, countries and currencies.

The Fund may invest in securities denominated in U.S. dollars and currencies of emerging market countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund’s subadviser, Aberdeen Asset Managers Limited (“Aberdeen”), uses a disciplined investment process based on its proprietary research to determine security selection. Aberdeen seeks to identify “quality” companies, based on factors such as strength of management and business, that trade at reasonable valuations, based on factors such as earnings growth and other key financial measurements. Aberdeen makes investments for the long-term, although it may sell a security when it perceives a company’s business direction or growth prospects to have changed or the company’s valuations are no longer attractive.

Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in emerging market equities from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Principal Risks

The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market as measured by the Fund’s benchmark index. The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions – such as Latin America, Asia, Europe, and the Mediterranean region – can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product of service markets, fewer financial resources, and less competitive strength than larger companies.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Fund may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Fund believes they are worth.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility and Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a one-year period and since inception compared to a broad-based securities market index. The index is the MSCI Emerging Markets Index – USD Net Returns, which measures the performance of stock markets in developing countries throughout the world. The Fund now compares its returns to MSCI Emerging Markets Index – USD Net Returns because the Adviser believes it more accurately reflects the returns that an investor in the U.S. is able to obtain. Call (800) THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

The bar chart and the table includes the effects of Fund expenses and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.

How a fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Effective February 26, 2015, Aberdeen replaced DuPont Capital Management Corporation as the subadviser of the Fund. Accordingly, Aberdeen has not yet subadvised the Fund for a full calendar year.

Best Quarter:	Q3 ‘13	+8.70%
Worst Quarter:	Q3 ‘15	-14.17%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2015)
Thrivent Partner Emerging Markets Equity Fund	1 Year	Since Inception (8/31/2012)
Class S (before taxes)	–17.08%	–8.30%
(after taxes on distributions)	–17.38%	–8.73%
(after taxes on distributions and redemptions)	–9.42%	–6.11%
MSCI Emerging Markets Index – USD Net Returns (reflects no deduction for fees or expenses)	–14.60%	–2.54%
MSCI Emerging Markets Index – USD Gross Returns (reflects no deduction for fees, expenses or taxes)	–14.92%	–2.87%

Management

Investment Adviser(s)

The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), which has engaged Aberdeen Asset Managers Limited to subadvise the Fund.

Portfolio Manager(s)

Aberdeen uses a team-based approach, with the following team members being primarily responsible for day-to-day management. Devan Kaloo has been with Aberdeen since 2000. He is the Head of Global Emerging Markets/Global Head of Equities; he formerly served as a Senior Investment Manager on Aberdeen’s Asian Equity team. Joanne Irvine is the Head of Emerging Markets (ex-Asia) and has been with Aberdeen since 1996. Hugh Young is Managing Director – Asia and has been with Aberdeen since 1985. Mark Gordon-James, CFA, is a Senior Investment Manager and has been with Aberdeen since 2004. Fiona Manning, CFA, is a Senior Investment Manager and has been with Aberdeen since 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.

The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for regular accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone (800) THRIVENT (847-4836), the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4321 North Ballard Road, Appleton, WI 54919-0001

WE’RE LISTENING TO YOU!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this Summary Prospectus, call us toll-free at 800.847.4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800.847.4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

CONTACT THRIVENT MUTUAL FUNDS

Phone: 800.847.4836 Fax: 866.278.8363 Web: ThriventFunds.com Email: ContactUs@ThriventFunds.com	New Applications: Thrivent Mutual Funds PO Box 219347 Kansas City, Missouri 64121-9347 Additional Investments: Thrivent Mutual Funds PO Box 219334 Kansas City, Missouri 64121-9334	Redemptions, Exchanges, or Other Requests: Thrivent Mutual Funds PO Box 219348 Kansas City, Missouri 64121-9348 Express Mail: Thrivent Mutual Funds 330 West 9th Street Kansas City, Missouri 64105

Securities offered through Thrivent Distributors, LLC, 625 Fourth Avenue South, Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.

1940 Act File No. 811-5075